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                                                                    EXHIBIT 99.4

                                 CAPITALIZATION

     The following table sets forth the capitalization and cash of the Company
(i) at March 31, 1996, (ii) as adjusted to give effect to the sale of the Notes and the application of the estimated net proceeds therefrom as set forth under "Use of Proceeds," and (iii) pro forma, as so adjusted, as if the CCI Merger had been effective as of March 31, 1996. This table should be read in conjunction with the Consolidated Financial Statements of the Company and related notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as amended, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and the Pro Forma Condensed Combined Financial Statements included in this Current Report on Form 8-K, date of report July 2, 1996.

                                                                                       PRO FORMA
                                                                                      AS ADJUSTED
                                                                             AS           CCI
                                                               ACTUAL     ADJUSTED     MERGER(1)
                                                              --------    --------    ------------
                                                                        (in millions)
Cash and cash equivalents..................................   $   38.4    $   38.4      $   68.4
                                                               =======     =======    ==========
Short-term obligations.....................................       84.3        84.3          84.3
                                                              --------    --------    ----------
Long-term obligations:
  Bank debt and commercial paper...........................      992.0       492.0       1,177.3(2)
    % Notes due   and   % Notes due........................         --       500.0         500.0
  Capital lease obligations................................        8.2         8.2           8.2
                                                              --------    --------    ----------
     Total long-term obligations...........................    1,000.2     1,000.2       1,685.5
                                                              --------    --------    ----------
Minority interests in consolidated wireless systems........      157.0       157.0         158.7
                                                              --------    --------    ----------
Stockholders' equity:
  Preferred stock, $0.01 par value:
     50,000,000 shares authorized; no shares issued and
      outstanding(3):
       6.00% Class B Mandatorily Convertible Preferred
       Stock, Series 1996 (24,000,000 shares authorized)...         --          --         500.0
       4.25% Class C Convertible Preferred Stock, Series
       1996 (19,000,000 shares authorized).................         --          --         580.0
  Common Stock, $0.01 par value:
     1,100,000,000 shares authorized; 499,097,030 shares
       issued and 498,974,070 shares outstanding...........        5.0         5.0           5.0
  Additional paid-in capital...............................    3,887.1     3,887.1       3,887.1
  Accumulated deficit......................................     (105.9)     (105.9)       (105.9)
  Cumulative translation adjustment........................       15.9        15.9          15.9
  Other....................................................       10.2        10.2          10.2
                                                              --------    --------    ----------
     Total stockholders' equity............................    3,812.3     3,812.3       4,892.3
                                                              --------    --------    ----------
Total capitalization.......................................   $5,053.8    $5,053.8      $6,820.8
                                                               =======     =======    ==========

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(1) The contribution of U S WEST's and the Company's cellular properties to the
     AirTouch/U S WEST joint venture will have minimal effect on the Company's capitalization. Accordingly, no separate capitalization reflecting such contribution is provided.

(2) Includes assumption of CCI's Zero Coupon Convertible Notes.

(3) No shares of preferred stock were outstanding at March 31, 1996. The number of shares of Class B Mandatorily Convertible Preferred Stock and Class C Convertible Preferred Stock issuable in the CCI Merger depends on a pricing period that has not yet ended and, accordingly, is not presented.

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